Earnings Call 2nd Quarter 2017 July 21, 2017

2 Financial Highlights ▪ Net income of $80.0 million and earnings per share of $0.76, compared to $73.4 million and $0.70 per share for Q1 2017, and $61.6 million and $0.60 per share, inclusive of $0.02 in acquisition / restructure expense for Q2 2016 ▪ Net interest margin of 4.61%, compared to 4.63% in Q1 2017, and 4.63% in Q2 2016 ▪ Operating efficiency ratio of 41.2%, compared to 44.4% in Q1 2017, and 43.0% in Q2 2016 ▪ Total loans of $13.99 billion, up $327 million from prior quarter and total deposits of $16.03 billion, up $675 million from prior quarter ▪ Nonperforming assets (nonaccrual loans and repossessed assets) decreased to 0.32% of total assets, from 0.44% at March 31, 2017 ▪ Net loan (recoveries) charge-offs to average loans outstanding of (0.03)%, compared to 0.04% in Q1 2017, and (0.01)% in Q2 2016 ▪ Tangible common equity ratio of 9.5% and tangible book value per share, net of tax, of $16.71, compared to 9.4% and $15.86, respectively, at March 31, 2017 Q2 2017 Highlights 2

3 Quarterly Consolidated Financial Results $ in millions, except EPS Q2 2017 Highlights ▪ Net Interest Income increased primarily as a result of higher yields on loans from rising interest rates and continued loan growth ▪ Operating Non-Interest Expense was flat from Q1 2017 ▪ Provision for Credit Losses commensurate with loan growth, offset by recoveries during the quarter ▪ Income Tax increased primarily as a result of cyclical excess tax benefits on share-based payment awards recognized in Q1 2017, not repeating in the current quarter Q2-17 Q1-17 Q2-16 Net Interest Income $ 192.7 $ 179.3 $ 163.7 Operating Non-Interest Income 10.5 9.9 8.6 Net Operating Revenue $ 203.2 $ 189.2 $ 172.3 Operating Non-Interest Expense (88.0) (88.3) (77.8) Operating Pre-Provision Net Revenue $ 115.2 $ 100.9 $ 94.5 Provision for Credit Losses (3.0) (4.3) (2.5) (Losses) Gains on OREO and Other Assets (0.2) 0.5 (0.4) Acquisition / Restructure Expense — — (3.7) Other (0.1) 0.7 — Pre-tax Income $ 111.9 $ 97.8 $ 87.9 Income Tax (32.0) (24.5) (26.3) Net Income Available to Common $ 80.0 $ 73.4 $ 61.6 Average Diluted Shares Outstanding 105.0 104.8 103.5 Earnings Per Share $ 0.76 $ 0.70 $ 0.60 3

4 Net Interest Drivers $ in billions, unless otherwise indicated Interest Bearing Deposits and Cost of Funds Loans and Yield Deposits, Borrowings, and Cost of Liability Funding Q2 2017 Highlights ▪ Loan yield increased due to higher yields on C&I, CRE, and Construction loans, reflecting rising interest rates ▪ Cost of funds increased 5 basis points due to volume and rate mix across all interest-bearing deposit categories ▪ Cost of funds for total deposits and borrowings increased 1 basis point to 0.35% Total Investments and Yield Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 2.95% 2.90% 2.81% 3.08% 3.05% $2.3 $2.8 $2.8 $2.9 $3.3 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 5.43% 5.44% 5.41% 5.47% 5.60% $12.9 $13.0 $13.2 $13.7 $14.0 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 0.35% 0.36% 0.35% 0.37% 0.42% $8.9 $8.8 $8.9 $9.2 $9.2 Investments Loans Interest Bearing Deposits Non-Interest Bearing Deposits Total Borrowings 4 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 $8.9 $8.8 $8.9 $9.2 $9.2 $5.3 $5.6 $5.6 $6.1 $6.9 0.30% 0.33% 0.32% 0.34% 0.35% $0.4 $0.4 $0.4 $0.4 $0.4

5 Net Interest Income and Accretion $ in millions Q2 2017 Highlights ▪ NIM decreased 2 basis points to 4.61% quarter-over- quarter as a result of an increase in the average cash balance and a decrease in the loan-to-deposit ratio Net Interest Income, NIM, and Average Interest-Earning Assets Acquired Loan Accretion Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 4.63% 4.55% 4.57% 4.63% 4.61% $163.7 $172.5 $175.3 $179.3 $192.7 Non-PCI Accretion PCI Accretion Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 $4.1 $4.6 $4.9 $4.1 $4.4 $4.1 $4.2 $2.1 $2.3 $2.7 Scheduled Acquisition Loan Accretion * Q3-17 Q4-17 Q1-18 Q2-18 $3.2 $3.0 $2.6 $2.6 $0.7 $0.7 $0.7 $0.7 * Amounts do not include early loan payoffsEnding rate and credit marks on all acquired loans at 6/30/2017 is $58 million PCI Accretion Non-PCI Accretion PCI Rate Accretion Non-PCI Rate and Credit Accretion 5 $17,648$16,318$16,150$15,932$14,902 NIM Avg Interest Earning Assets Net Interest Income

6 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 $44.7 $49.5 $49.7 $51.6 $52.2 $10.2 $10.0 $10.4 $10.1 $10.5$10.9 $10.7 $12.1 $14.1 $12.9 $12.0 $12.2 $10.5 $12.5 Operating Expenses and Efficiency $ in millions Q2 2017 Highlights ▪ The operating efficiency ratio decreased from 44.4% in Q1 2017 to 41.2% as revenue increased 7% while expenses remained flat Operating Expenses and Efficiency Ratio Breakdown of Operating Expenses Other Professional Fees + Data Processing Occupancy + Insurance Compensation Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 43.0% 43.0% 42.4% 44.4% 41.2% $77.8 $82.4 $82.7 $88.3 6 $88.0 $12.5

7 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 $61.6 $67.1 $69.8 $73.4 $80.0 1.55% 1.58% 1.63% 1.69% 1.71% Operating Pre-Provision Net Revenue, Net Income, and ROA $ in millions Operating Pre-Provision Net Revenue and Operating PPNR ROA Net Income and ROA Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 $94.5 $100.8 $103.1 $100.9 $115.2 2.37% 2.38% 2.40% 2.32% 2.46% 7

8 Consolidated Balance Sheet $ in millions ▪ Loans increased 2.4% over prior quarter and 8.7% over prior year ▪ Deposits increased 4.4% over prior quarter and 12.9% over prior year ▪ Loan to Deposit Ratio of 87.3%, compared to 89.0% in prior quarter and 90.7% in prior year ▪ Shareholders' Equity increased primarily as a function of Net Income ▪ Tangible Book Value/Share increased 5.4% over prior quarter and 17.3% over prior year Q2 2017 HighlightsQ2-17 Q1-17 Q2-16 Investments & Cash $ 3,890 $ 3,516 $ 2,959 Loans 13,990 13,663 12,878 Allowance for Credit Losses (132) (128) (122) Other Assets 1,097 1,072 1,014 Total Assets $ 18,845 $ 18,123 $ 16,729 Deposits $ 16,031 $ 15,356 $ 14,201 Borrowings 408 403 421 Other Liabilities 347 395 311 Total Liabilities $ 16,786 $ 16,154 $ 14,933 Shareholders' Equity 2,059 1,969 1,796 Total Liabilities and Equity $ 18,845 $ 18,123 $ 16,729 Tangible Book Value Per Share $ 16.71 $ 15.86 $ 14.25 8

9 Loan Growth and Portfolio Composition $ in millions Q2 2017 Highlights ▪ Quarter-over-quarter loan growth driven by: ◦ C&I $264 million ◦ CRE, Non-OO $41 million ◦ Residential $30 million ▪ Year-over-year loan growth driven by: ◦ C&I $740 million ◦ Construction & Land $268 million $1.11 Billion Year Over Year Growth Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 $5,581 $5,719 $5,860 $6,057 $6,321 $2,027 $2,002 $2,029 $2,043 $2,035 $3,601 $3,623 $3,544 $3,608 $3,649 $1,334 $1,380 $1,478 $1,602 $1,602$335 $310 $298 $353 $383 2.6% 15.6% 28.0% 43.3% 10.4% 2.7% 14.5% 26.1% 45.2% 11.5% * Increase in loans includes $1.28 billion from the acquisition of GE's hotel franchise finance loan portfolio on April 20, 2016. Residential and Consumer Construction & Land CRE, Non-OO CRE, Owner Occupied Commercial & Industrial $12,878 +1,637* $13,034 +156 $13,209 +175 $13,663 +454 $13,990 +327 9

10 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 $5,275 $5,625 $5,633 $6,114 $6,859 $1,278 $1,257 $1,347 $1,449 $1,481 $6,006 $5,969 $6,121 $6,254 $6,104 $1,642 $1,592 $1,449 $1,539 $1,587 Deposit Growth and Composition $ in millions Q2 2017 Highlights ▪ Quarter-over-quarter deposit growth driven by: ◦ Non-Interest bearing DDA of $745 million ◦ CDs of $48 million ◦ Interest Bearing DDA of $32 million ◦ Offset by Savings and MMDA decrease of $150 million ▪ Year-over-year deposit growth driven by: ◦ Non-Interest bearing DDA growth of $1.58 billion ◦ Interest Bearing DDA of $203 million ◦ Savings and MMDA of $98 million ◦ Offset by CDs decrease of $55 million 9.0% 11.6% 37.1% 42.3% 9.2% 9.9% 42.8% 38.1% $1.83 Billion Year Over Year Growth CDs Savings and MMDA Interest-Bearing DDA Non-Interest Bearing DDA $14,550 +107 $14,443 +242 $14,201 +1,119 $15,356 +806 $16,031 +675 10

11 Adversely Graded Assets to Total Assets NPAs to Total Assets Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 2.24% 2.03% 2.07% 2.25% 2.06% 0.54% 0.53% 0.51% 0.44% 0.32% OREO Non-Performing Loans Classified Accruing Loans Special Mention Loans Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 $50 $50 $48 $45 $31 $40 $41 $40 $34 $30 $120 $110 $107 $133 $166 $154 $134 $148 $175 $141 Adversely Graded Loans and Non-Performing Assets * $ in millions NPAs Adversely Graded Loans $387 Accruing TDRs total $48 million as of 6/30/2017 $364 $335 $343 $368 * Amounts are net of total PCI credit and interest rate discounts of $24 million as of 6/30/2017 11 Special Mention Loans OREO

12 Gross Charge-Offs Recoveries Net Charge-Off (Recovery) Rate Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Charge-Offs, Recoveries, ALLL, and Provision $ in millions Gross Charge-Offs, Recoveries and Rate Provision for Credit Losses ALLL ALLL/Total Organic Loans Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 $122 $123 $125 $128 $132 1.15% 1.13% 1.11% 1.08% 1.08% ALLL and ALLL to Organic Loans Ratio 12 $2.7 $1.4 $(1.5) $(1.4) $(1.8) $(2.2) $2.8 million $(4.0) 0.04% (0.01)% (0.03)% (0.03)% 0.04% Credit Discounts CD/Acquired Loans Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 $61.7 $56.1 $47.3 $45.1 $37.8 2.79% 2.66% 2.45% 2.46% 2.19% Credit Discounts (CD) and CD to Acquired Loans Ratio $2.7 $1.5 Provision for Credit Losses Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 $2.5 $2.0 $1.0 $4.3 $3.0

13 ROTCE TBV/Share Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 17.4% 17.5% 17.6% 17.8% 18.4% $14.25 $14.84 $15.17 $15.86 $16.71 Capital Total Capital Common Equity Tier 1 Tier 1 Leverage Tangible Common Equity Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 12.9% 13.1% 13.2% 13.1% 13.3% 9.6% 9.8% 10.0% 10.0% 10.3% 9.8% 9.9% 10.2% 9.9% 9.1% 9.3% 9.4% 9.4% 9.5% Capital Ratios ROTCE and TBV/Share 13 9.6%

14 Management Outlook 14 ▪ Financial Position ▪ Revenue ▪ Expense ▪ Asset Quality

Questions & Answers

16 Forward-Looking Statements 16 This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, and future economic performance. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies, or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend to have and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise.